UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2017

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 27, 2017, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2018 (the fiscal quarter ended August 31, 2017). Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share adjusted for restructuring. This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Earnings per share adjusted for restructuring is calculated by adding restructuring and other expense (after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period. The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share adjusted for restructuring for the fiscal quarters ended August 31, 2017 and 2016, as mentioned in the conference call, is outlined below.

	Three Months Ended August 31, 2017
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$42,225	$61,072	$12,998	$45,534	$0.70
Restructuring and other expense	2,304	2,304	(755)	1,549	0.03
Non-GAAP	$44,529	$63,376	$12,243	$47,083	$0.73

	Three Months Ended August 31, 2016
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$64,898	$92,435	$23,899	$65,567	$1.02
Restructuring and other expense	1,328	1,328	(441)	887	0.01
Non-GAAP	$66,226	$93,763	$23,458	$66,454	$1.03

In the conference call, management referred to operating income/operating loss excluding restructuring for the Company’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments. Each represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income/operating loss excluding restructuring is calculated by adding restructuring and other expense to operating income/operating loss. The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income/operating loss excluding restructuring for the fiscal quarters ended August 31, 2017 and 2016, as mentioned in the conference call, is outlined below for the Company’s Pressure Cylinders, Steel Processing and Engineered Cabs operating segments.

	Three Months Ended August 31, 2017
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$32,872	$10,458	$(361)	$(744)	$42,225
Restructuring and other expense	279	1,877	4	144	2,304
Non-GAAP	$33,151	$12,335	$(357)	$(600)	$44,529

	Three Months Ended August 31, 2016
(in thousands)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$54,782	$14,105	$(1,843)	$(2,146)	$64,898
Restructuring and other expense	966	146	206	10	1,328
Non-GAAP	$55,748	$14,251	$(1,637)	$(2,136)	$66,226

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA. These represent non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding interest expense, tax expense and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding restructuring and other expense to EBITDA. The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended August 31, 2017, as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2018	2017	2017	2017

Net earnings attributable to controlling interest	$45,534	$56,494	$35,889	$46,565
Restructuring and other expense (income) (pre-tax)	2,304	417	1,394	3,272
Interest expense	8,807	6,594	7,674	7,658
Income tax expense	12,998	30,635	11,141	13,515
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$69,643	$94,140	$56,098	$71,010
Depreciation and amortization	25,365	21,640	21,677	21,645
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$95,008	$115,780	$77,775	$92,655

Trailing Twelve Months Adjusted EBITDA [1]	$381,218

1 Excludes the impact of the noncontrolling interest.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 27, 2017, the Registrant held the 2017 Annual Meeting of Shareholders of the Registrant (the “2017 Annual Meeting”) as a virtual meeting and shareholders were able to participate in the 2017 Annual Meeting, vote and submit questions via live webcast. At the close of business on August 1, 2017, the record date for the 2017 Annual Meeting, there were a total of 63,040,929 common shares of the Registrant outstanding and entitled to vote. At the 2017 Annual Meeting, the holders of 57,225,720 (90.77%) of the Company’s common shares were represented by proxy, constituting a quorum.

The vote on the proposals presented for shareholder vote at the 2017 Annual Meeting was as follows:

Proposal 1 — Election of directors

	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Endres	48,943,146	2,420,520	5,862,054
Ozey K. Horton, Jr.	49,047,701	2,315,965	5,862,054
Peter Karmanos, Jr.	48,774,520	2,589,146	5,862,054
Carl A. Nelson, Jr.	41,491,785	9,871,881	5,862,054

At the 2017 Annual Meeting, each of Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr. was elected as a director of the Registrant for a three-year term, expiring at the 2020 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2018 Annual Meeting of Shareholders are: John B. Blystone, Mark C. Davis and Sidney A. Ribeau.

The directors of the Registrant whose terms of office continue until the 2019 Annual Meeting of Shareholders are: Kerrii B. Anderson, John P. McConnell and Mary Schiavo.

Proposal 2 — Advisory vote on the frequency of future advisory votes on executive compensation.

Votes for Every One Year	Votes for Every Two Years	Votes for Every Three Years	Abstentions	Broker Non-Votes
44,320,098	331,920	6,639,834	71,814	5,862,054

Based on the voting results at the 2017 Annual Meeting, with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors of the Registrant has determined that the Registrant will continue to submit an advisory vote to the shareholders of the Registrant on an annual basis (i.e., every one year) to approve the Registrant’s compensation for its executive officers as set forth in the Registrant’s proxy statement for the year.

Proposal 3 — Approval of the advisory resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,158,893	1,856,566	348,207	5,862,054

At the 2017 Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 4 — Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending May 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,904,805	259,142	61,773	0 (N/A)

At the 2017 Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2018.

Item 8.01. Other Events.

On September 27, 2017, the Registrant issued a news release (the “Dividend/Share Repurchase Authorization Release”) reporting that the Board of Directors of the Registrant (the “Board”) had declared a quarterly cash dividend of $0.21 per share in respect of the Registrant’s common shares. The dividend was declared on September 27, 2017 and is payable on December 29, 2017 to shareholders of record at the close of business on December 15, 2017. A copy of the Dividend/Share Repurchase Authorization Release is included with this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

On September 27, 2017, the Board also authorized the repurchase of up to an additional 6,828,855 of the Registrant’s outstanding common shares, increasing the total number of common shares available for repurchase to 10,000,000.  A prior authorization to repurchase up to 10,000,000 common shares approved by the Board on June 25, 2014, has 3,171,145 common shares remaining available for repurchase under it.  The purchases may occur from time to time, on the open market or in privately negotiated transactions, with consideration given to the market price of the common shares, the nature of other investment opportunities, cash flows from operations, general economic conditions and other appropriate factors. The Dividend/Share Repurchase Authorization Release also reported the authorization of the repurchase of additional common shares.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2018 (Fiscal Quarter ended August 31, 2017), held on September 27, 2017.

99.2	News Release issued by Worthington Industries, Inc. on September 27, 2017 reporting declaration of quarterly cash dividend and authorization of repurchase of additional common shares.

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signature page follows.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 2, 2017	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary

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